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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                 AUGUST 21, 2001
                                (DATE OF REPORT)



                             AMERIGAS PARTNERS, L.P.
                             AMERIGAS FINANCE CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



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
         DELAWARE                                          1-13692                         23-278918
         DELAWARE                                        33-92734-01                       23-2800532
(STATE OR OTHER JURISDICTION OF INCORPORATION)     (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER IDENTIFICATION NO.)
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                                460 N. GULPH ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                 (610) 337-1000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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         The undersigned registrants amend the following item of their jointly filed Current Report on Form 8-K dated August 21, 2001 to provide historical financial statements for the propane distribution businesses of Columbia Energy Group and to provide pro forma financial information.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.


         The consolidated financial statements of Columbia Propane Corporation and Subsidiaries as of December 31, 2000 and 1999, and for the years ended December 31, 2000, 1999 and 1998, together with the report of Arthur Andersen LLP (Philadelphia, Pennsylvania) with respect thereto, as well as unaudited consolidated financial statements as of June 30, 2001 and December 31, 2000, and for the six months ended June 30, 2001 and 2000, are included as Exhibit 99.1 to this Current Report and are incorporated herein by reference.


(b)      Pro Forma Financial Information.


         The unaudited pro forma condensed combined financial statements of AmeriGas Partners, L.P. and Columbia Propane Corporation as of June 30, 2001, for the nine months ended June 30, 2001, and for the fiscal year ended September 30, 2000, are included as Exhibit 99.2 to this Current Report and are incorporated herein by reference.



(c)      Exhibits.

         99.1 Financial Statements of Columbia Propane Corporation and Subsidiaries

         99.2  Pro Forma Financial Information
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                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                          AmeriGas Partners, L.P.
                                          By: AmeriGas Propane, Inc.,
                                          its general partner
                                          (REGISTRANT)


                                          By: /s/ Martha B. Lindsay
                                              ----------------------------------
                                              Martha B. Lindsay
                                              Vice President & Chief Financial
                                              Officer

                                          AmeriGas Finance Corp.

                                          By: /s/ Robert W. Krick
                                              ----------------------------------
                                              Robert W. Krick
                                              Treasurer


Date:  November 5, 2001
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                                  Exhibit Index


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
99.1  Financial Statements of Columbia Propane Corporation and Subsidiaries

99.2  Pro Forma Financial Information
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